                                 [Walden Logo]
                            WALDEN ASSET MANAGEMENT
              A Division of United States Trust Company of Boston

                          WALDEN SOCIAL BALANCED FUND

                           WALDEN SOCIAL EQUITY FUND

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2000

 TABLE OF CONTENTS

SEMI-ANNUAL REPORT-SEPTEMBER 30, 2000

WALDEN SOCIAL BALANCED FUND:

  Investment Performance....................................    1

  Letter to Shareholders....................................    2

  Schedule of Portfolio Investments.........................    7

  Financial Statements......................................    9

  Financial Highlights......................................   11

WALDEN SOCIAL EQUITY FUND:

  Investment Performance....................................   12

  Letter to Shareholders....................................   13

  Schedule of Portfolio Investments.........................   17

  Financial Statements......................................   19

  Financial Highlights......................................   21

Notes to Financial Statements...............................   22

[Walden Logo]
                Walden Asset Management
                A Division of United States Trust Company of Boston

                          WALDEN SOCIAL BALANCED FUND

                             INVESTMENT PERFORMANCE
                               SEPTEMBER 30, 2000
                          FUND NET ASSET VALUE: $10.68

                                                                                               Annualized
                                            Quarter       Calendar Year      Year Ended      Since Inception
                                            to Date          to Date          9/30/00         June 20, 1999
                                            -------          -------          -------         -------------
Walden Social Balanced Fund*..............    0.28%            4.30%           12.22%             5.99%
Standard & Poor's 500
  Stock Index(1)..........................   -0.97%           -1.39%           13.28%             7.22%
Lehman Brothers Government/
  Credit Bond Index(2)....................    2.87%            7.16%            6.72%              N/A
90-Day U.S. Treasury Bills(3).............    1.51%            4.23%            5.47%              N/A

WALDEN ASSET MANAGEMENT, A DIVISION OF UNITED STATES TRUST COMPANY OF BOSTON, ("WALDEN") SERVES AS INVESTMENT ADVISER TO THE WALDEN SOCIAL BALANCED FUND AND RECEIVES A FEE FOR ITS SERVICES.

* After all expenses at an annual rate of 1%, the Investment Adviser's expense limitation.

For more information on the Walden Social Balanced Fund and the Walden Social Equity Fund, including a prospectus that outlines fees, charges and other operating expenses, call 1 (800) 282-8782 X 4050. Please read the prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) Lehman Brothers Government/Credit Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(3) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WALDEN SOCIAL BALANCED FUND                               LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

MARKET & PERFORMANCE REVIEW

     The stock market was very volatile in the quarter ending September 30. It fell 1.6% in July, rose strongly some 6.2% in August, and then sank 5.3% in September, for a total return overall of -1.0% (using the Standard & Poor's 500 Stock Index(1) as the best proxy for the market as a whole). This is about 4% below the quarterly historical return to equities from 1926 to 1999. Bonds did relatively well as interest rates fell, providing a total return of 2.9%, as measured by the Lehman Brothers Government/Credit (formerly Government/Corporate) Bond Index(2). The cause of the strength in both stock and bond markets was relief: relief that economic data began to indicate slowing economic growth and consequent relief that inflation might be kept at bay. The relief was enhanced by the Federal Reserve's decision not to stop raising rates (though some expressed the concern that it reflected a desire to appear politically neutral during election time). The cause of the weakness in equities in September was due to quarterly earnings or sales shortfall "pre-announcements." These are company disclosures in advance of actual earnings announcements designed to forestall leaks and lawsuits, preemptively. They are almost always negative financial information.

     Equity markets continued to change in character. Medium-sized companies (as measured by the Standard & Poor's MidCap 400 Index(3)) did extraordinarily well, rising 11.8%, outperforming both smaller companies, which rose 3.1% (the Standard & Poor's 600 Small Cap Index(4)), and the largest 100 companies, which had returns slightly higher than the Standard & Poor's 500 Stock Index.

     Equity "style" mattered enormously and explains even more than market capitalization. Stocks of companies with secular growth prospects, like technology companies, did very poorly, dropping some 8.8%, while those of more stable or cyclical character, like utilities, rose 8.8%, as measured by the Standard & Poor's/BARRA Growth and Value Indices(5), respectively.

     The utility sector led the way, rising some 31.4% within the Standard & Poor's 500 Stock Index, followed by financials and capital goods. The utility industry is now experiencing some of the benefits of consolidation and higher prices for its services as a result, much like the finance industry. In both sectors, deregulation is leading to regional monopoly pricing power. The finance industry this quarter, however, was responding primarily to lower interest rates in a growing economy. Technology and communications services were the sectors that declined the most, some 13.7% and 11.1%, respectively.

---------------

1 Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2 Lehman Brothers Government/Credit Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3 Standard & Poor's MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

4 Standard & Poor's Small Cap 600 Index is an unmanaged index comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5 Standard & Poor's /BARRA Growth and Value Indices are unmanaged indices that are generally representative of value companies with lower price-to-book ratios and growth companies with higher ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WALDEN SOCIAL BALANCED FUND                               LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

     Stocks of the more developed world did even more poorly than American equities. The Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index(1) declined -8.3% for the quarter.

     The Walden Social Balanced Fund returned 0.3% for the quarter versus 0.8% for a 50/40/10 balanced fund index for the quarter (using the Standard & Poor's 500 Stock Index(2), the Lehman Brothers Government/Credit Bond Index(3), and the 90-Day U.S. Treasury Bills(4), respectively). The Lipper Balanced Fund Average(5) returned 1.9% for the quarter. For the year to date and for twelve months, this Walden portfolio has returned 4.3% and 12.2%. These returns are above the Lipper Balanced Fund Average, which returned 3.3% and 11.3%, for the same periods, and a 50/40/10 balanced fund index, which would have returned 2.8% and 9.9%.

     Equity returns in the portfolio were -0.1%, slightly better than those of the Standard & Poor's 500 Stock Index which were -0.6%. For the year to date and twelve months, stocks returned 4.4% and 17.6% in the portfolio, as compared to -1.4% and 13.3%, respectively, for the Standard & Poor's 500 Stock Index.

     The performance for the quarter primarily reflects asset allocation. The portfolio ended the quarter with 64% in equities. For longer run periods there are two sources of superior performance to the portfolio. The first is asset allocation. The portfolio has generally been above a normal allocation to equities since inception. The second is stock performance. Our equity analysis continues to indicate that over longer periods equity selection and owning companies of higher quality than the market average have been most explanatory of superior equity returns, as has been the case for one quarter, year-to-date and the past twelve months.

ECONOMIC SUMMARY & OUTLOOK

     There are many fluid economic forces afloat which could unsettle the American apple cart. Asset inflation is one obvious threat. (We have written in the past of the way in which higher asset prices are not reflected immediately in aggregate inflation statistics but creep in with, for example, each new lease agreement for an apartment and the higher mortgage payments associated with each new home purchase.) There are other sources, however. Labor markets are very tight. Wage settlements ever since the United Parcel strike seem to have gone toward substantially higher wages: most recently, for example, the Bridgestone/Firestone settlement and the United Airlines negotiations. Higher oil and other commodity prices are proving stickier than ever imagined and could embed themselves deeply in the price of goods and services worldwide. European truckers, farmers, and fishermen's protests about higher oil

---------------

1 Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia, and Far East) Index is an unmanaged index comprised of 20 European and Pacific Basin countries and weighted by market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2 Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3 Lehman Brothers Government/Credit Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

4 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

5 Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Portfolio composition is subject to change.

WALDEN SOCIAL BALANCED FUND                               LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

prices produce political unrest disruptive to economic activity and unsettling to established democratic processes. Medical care costs are rising quickly with increasing medical technology. We could experience slowing economic growth in the United States in a more inflationary environment. Stagflation, a word from the seventies and early eighties, has made its reappearance in our vocabulary.

     But, for the moment, these scattered, darker clouds float somewhat isolated, in a brilliant, crisp blue autumn sky, not yet a gathering storm. The labor settlements seem, in part, a sharing of the bounty of a fast growing economy. Unemployment is low. Employment growth, while slowing, remains high. Good jobs are abundant and even go unfilled for want of talent. Rapid growth (5.6% in the Second Quarter; 6.1% this past year), productivity rising at a swift rate (5.3% in the last quarter and 5.2% this past year), and still relatively low inflation (2.4% in the most recent quarter and 2.1% for the past twelve months, as measured by the Gross Domestic Product deflator) provide the economic underpinnings for the higher wages. And income data shows that the fastest rates of growth in income recently are in families in the bottom quintile (20%), those with the lowest incomes. Compensation (which takes into account benefits as well as wages) has been running at a 4.7% rate of growth for the past year. All of this is wonderful news and about time.

     As noted earlier we have been reluctant to reduce the proportion of the portfolio in equities for these reasons. We have lowered equity exposures to a level closer to but still above the benchmark in the balanced fund. We would need to come to an analytical conclusion that for the foreseeable future long-run equity returns would be about the same as or inferior to other assets to sell equities and rebalance the portfolio significantly. We would also need to conclude that there were not sufficient equity choices available within the equity markets, which could lead to returns significantly above market indices. Consequently, we continue to overweight equities.

     The equity markets do present extraordinary challenges. Weighty portions of the equity markets are at unsustainable valuations. If all of the very large, very expensive companies did as well as their prices imply, there would be no other companies left in very short order. Some must falter. This year, some of these mighty have fallen hard: Dell Computer Corp., MICROSOFT CORP., LUCENT TECHNOLOGIES, INC., INTEL CORP. and Procter & Gamble Co., for example. The whole communications services industry sector, most prominently AT&T Corp., has suffered mightily. Other companies' stock prices must and will fall if and when they disappoint. Our response is not to leave technology, where most of the very large, expensive stocks are found, but to re-examine the quality and sustainability of the growth implied by the valuations ascribed to these, and indeed, all portfolio companies. We seek smaller companies of quality, by owning more of them or more of each of them. In smaller firms higher growth rates are possible for longer periods. The portfolio holds large, expensive companies, but we want to remain cognizant of the attendant risks. The portfolio has become even more diversified and a little lower in valuation and market capitalization as well.

     Our concerns about inflation have led us to adopt a policy of owning shorter duration assets than those of the broad bond market. This is now quite a long-term view, predicated on the concern that inflation is more ahead than behind us. With respect to quality, spreads have widened to make good income available, especially in U.S. Government Agencies.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Portfolio holdings are in bold and subject to change.

WALDEN SOCIAL BALANCED FUND                               LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

SOCIAL RESEARCH & ACTION

     Mercury pollution, drilling in sensitive rainforest ecosystems, wage equity, and anti-discrimination policies are a few of the many issues Walden's social research team raised with corporations during often quiet summer months. We have been active on all fronts, initiating new research initiatives, company dialogue, and shareholder resolutions for the 2001 proxy season.

     We have filed a shareholder resolution requesting that CVS CORP. develop a policy to phase out the sale of mercury based thermometers. Mercury, a neurotoxin with extremely harmful effects on child and fetal brain development, is at dangerous levels in water bodies throughout our nation. Although safe alternatives to mercury thermometers exist, they are the major source of mercury contamination in municipal solid waste, and consequently, the subject of increasing legislative initiatives to ban them. CVS Corp. was targeted because it ignored our requests for information. Other portfolio companies were more responsive to our inquiries, including Wal-Mart Stores, Inc. (a Walden/BBT Domestic Social Index Fund holding), that announced plans to halt the sale of mercury thermometers.

     Continuing our long history promoting greater accountability on equal employment opportunity (EEO), we have also filed a resolution asking WORLDCOM, INC. to produce a comprehensive diversity report. A less than stellar performer on measures of EEO relative to other telecommunications companies, WorldCom, Inc. has a policy against public disclosure of EEO data. This is but the first of several similar campaigns we expect will evolve in the ensuing months.

     On a related issue, Walden has been researching non-discrimination policies of several portfolio companies to determine if they are explicit in prohibiting discrimination due to sexual orientation. Many confirmed that their policies are inclusive (BJ's Wholesale Club, Inc., UPS). We are urging those without comprehensive policies to consider amending their non-discrimination statements and at the same time are encouraging other institutional social investors to apply pressure (AMERICAN INTERNATIONAL GROUP, CENTURYTEL, INC., and STRYKER CORP.).

     Round two of the genetically engineered food campaign led by the Interfaith Center on Corporate Responsibility (ICCR) is underway. Like last year, Walden was a core participant in crafting three new versions of resolutions that will allow institutional investors to advocate for (1) the phase-out of genetically engineered foods, (2) consumer choice via labeling, or (3) a report on how companies could phase-out such foods. We withdrew our shareholder resolution at ConAgra Foods, Inc., a holding in the Walden/BBT Domestic Social Index Fund, upon gaining a specific commitment and process for dialogue. A representative of the Nebraska Chapter of the Sierra Club delivered a statement prepared by Walden at ConAgra Foods, Inc.'s annual meeting last month, expressing strong concern over the financial, social and environmental risks associated with GE food. The recent discovery of modified corn approved only for animal feed in Kraft's Taco Bell taco shells was the latest spark in the controversy surrounding genetically-engineered foods and led to a large product recall. The corn variety, Starlink, is not allowed for human consumption for fear of allergic reactions.

     Walden has embarked on a project to learn how corporate leaders think and act on issues of wage equity -- a topic receiving little attention, especially in the social investment industry. We have asked several dozen companies that have strong employment policies and benefits to answer questions on: wage growth of low and mid-level wage earners, employee stake and growth in stock ownership programs, minimum wage policies and lobbying, equal wage policies and practices, and standards for international (developing economies) compensation. So far, a low response rate suggests, not surprisingly, that disclosure of information about this topic is still extraordinarily sensitive. Nevertheless, we will continue to press for greater participation through active follow-up with the companies. Our aim is to determine an appropriate set of questions to ask of companies generally, and to provide a benchmark standard of practice.

---------------

Portfolio holdings are in bold and subject to change.

WALDEN SOCIAL BALANCED FUND                               LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

     A trip to the U.K. afforded Walden the opportunity to meet with representatives of several large financial institutions to discuss how they integrate social and environmental factors with lending and investment decisions. Barclays, a recent signatory to the United Nations Environmental Programmes' Environmental Services Initiative, and HSBC shared their experiences and, more importantly, opened the door to ongoing dialogue about their progress and challenges. HSBC has developed unusual policies on lending to the defense industry: the bank will not fund corporate clients involved in the production of landmines, nor companies that fail to meet specific criteria governing end-purchasers of defense products. We are engaged in similar discussions with banks in other European countries and in the U.S.

     Walden continues to press for corporate accountability on other sensitive international issues. We are investigating the Ecuadorian operations of two foreign energy companies, Repsol SA (Spain) and ENI SpA (Italy), specifically on policies and practices concerning drilling in environmentally fragile rainforest ecosystems and relationships with indigenous peoples. We are also testing our ability to procure detailed information about the Burma operations of Unilever PLC (U.K) and Fujitsu Ltd. (Japan). If successful, these inquiries may provide a model for industry-focused efforts going forward.

                                      ***

     On behalf of all of us at Walden Asset Management, I thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7250 with any questions or comments.

Sincerely,

/s/ Stephen K. Moody
Stephen K. Moody
Portfolio Manager and Senior Vice President
Walden Asset Management
A Division of United States Trust Company of Boston

---------------

Portfolio composition is subject to change.

WALDEN SOCIAL BALANCED FUND                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 63.5%

SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
CAPITAL GOODS - 2.7%
Avery Dennison Corp. .................       1,300    $    60,288
Dover Corp. ..........................       1,900         89,181
Illinois Tool Works...................       3,000        167,625
Ingersoll-Rand Co. ...................       1,000         33,875
                                                      -----------
                                                          350,969
                                                      -----------
COMMUNICATION SERVICES - 4.3%
Alltel Corp. .........................       2,300        120,031
Bellsouth Corp. ......................       2,000         80,500
CenturyTel, Inc. .....................       2,000         54,500
SBC Communications, Inc. .............       2,000        100,000
Vodafone Group PLC, ADR...............       4,000        148,000
WorldCom, Inc.(b).....................       2,250         68,344
                                                      -----------
                                                          571,375
                                                      -----------
CONSUMER CYCLICALS - 5.2%
Costco Wholesale Corp.(b).............       2,200         76,863
Dollar General Corp. .................      10,000        167,499
Home Depot, Inc. .....................       1,700         90,206
Honda Motor Co. Ltd., ADR.............       1,000         73,188
La-Z-Boy, Inc. .......................       6,000         87,375
Leggett & Platt, Inc. ................       3,000         47,438
Omnicom Group.........................       2,000        145,875
                                                      -----------
                                                          688,444
                                                      -----------
CONSUMER PRODUCTS - 1.6%
Aptargroup, Inc. .....................       3,300         78,994
Cintas Corp. .........................       3,150        137,222
                                                      -----------
                                                          216,216
                                                      -----------
CONSUMER STAPLES - 4.1%
Colgate-Palmolive Co. ................       4,000        188,799
CVS Corp. ............................       2,100         97,256
Sysco Corp. ..........................       3,000        138,938
Walgreen Co. .........................       3,000        113,813
                                                      -----------
                                                          538,806
                                                      -----------
ENERGY - 1.8%
BP Amoco PLC, ADR.....................       4,600        243,800
                                                      -----------
FINANCIAL SERVICES - 11.9%
American International Group..........       2,812        269,073
Charles Schwab Corp. .................       5,140        182,470
Fannie Mae............................       4,000        286,000
Fleet Boston Financial Corp. .........       4,000        156,000
Northern Trust Corp. .................       1,600        142,200
State Street Corp. ...................       2,000        260,000
T. Rowe Price Associates..............       4,000        187,750
Wilmington Trust Corp. ...............       1,600         85,800
                                                      -----------
                                                        1,569,293
                                                      -----------
 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
HEALTH CARE - 11.7%
Amgen, Inc.(b)........................       1,200    $    83,794
Biomet, Inc. .........................       4,500        157,500
Cardinal Health, Inc. ................       3,000        264,562
Genzyme Corp.(b)......................       1,400         95,463
Guidant Corp.(b)......................       1,100         77,756
Johnson & Johnson.....................       2,400        225,449
Medtronic, Inc. ......................       3,400        176,163
Merck & Co., Inc. ....................       2,600        193,538
Patterson Dental Co.(b)...............       3,400         76,500
Schering-Plough Corp. ................       2,400        111,600
Stryker Corp. ........................       2,000         85,875
                                                      -----------
                                                        1,548,200
                                                      -----------
PRODUCER PRODUCTS - 1.6%
Baldor Electric Co. ..................       1,000         20,313
Herman Miller, Inc. ..................       4,100        131,456
Teleflex, Inc. .......................       1,600         55,000
                                                      -----------
                                                          206,769
                                                      -----------
TECHNOLOGY - 17.4%
ADC Telecommunications, Inc.(b).......       2,000         53,781
Affiliated Computer Services,
  Inc.(b).............................       2,000         99,750
Applied Materials, Inc.(b)............       1,700        100,831
Cisco Systems, Inc.(b)................       5,100        281,776
EMC Corp.(b)..........................       1,400        138,775
Fiserv, Inc.(b).......................       2,000        119,750
Hewlett-Packard Co. ..................       1,600        155,200
Intel Corp. ..........................       5,000        208,125
Lucent Technologies, Inc. ............       4,000        122,250
Microsoft Corp.(b)....................       3,400        204,850
Nokia Corp., ADR......................         400         15,925
Oracle Corp.(b).......................       2,000        157,500
Sanmina Corp.(b)......................       2,000        187,250
Sun Microsystems, Inc.(b).............       1,100        128,425
Telefonaktiebolaget LM Ericsson,
  ADR.................................      10,000        148,125
Waters Corp.(b).......................       2,000        178,000
                                                      -----------
                                                        2,300,313
                                                      -----------
TRANSPORTATION - 1.2%
Southwest Airlines....................       6,500        157,625
                                                      -----------
TOTAL COMMON STOCKS
  (Cost $7,594,098).............                        8,391,810
                                                      -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 4.4%


U.S. GOVERNMENT AGENCY - 4.4%
Fannie Mae, 7.00%, 12/25/19...........  $  294,313        293,396
Fannie Mae, 7.15%, 8/25/20............      46,869         46,672
Government National Mortgage
  Association, 7.50%, 10/15/25, Pool
  #421357.............................     244,923        246,167
                                                      -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $588,572).....................                    586,235
                                                      -----------

                                   Continued

WALDEN SOCIAL BALANCED FUND                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 CORPORATE OBLIGATIONS - 8.7%
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
COMMUNICATION SERVICES - 3.0%
AT&T Corp., 7.00%, 5/15/05............  $  250,000    $   249,163
Pacific Bell, 6.88%, 8/15/06..........     150,000        149,619
                                                      -----------
                                                          398,782
                                                      -----------
CONSUMER CYCLICALS - 1.9%
Leggett & Platt, Inc., 7.19%,
  4/24/02(c)..........................     200,000        201,747
May Department Stores Co., 9.88%,
  12/1/02.............................      50,000         53,059
                                                      -----------
                                                          254,806
                                                      -----------
CONSUMER STAPLES - 3.4%
H.J. Heinz Co., 6.88%, 1/15/03........     250,000        252,181
Sysco Corp., 6.50%, 6/15/05...........     200,000        198,219
                                                      -----------
                                                          450,400
                                                      -----------
TRANSPORTATION - 0.4%
AMR Corp., 10.57%, 1/15/01............      50,000         50,312
                                                      -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $1,164,000)...................                  1,154,300
                                                      -----------
 MUNICIPAL NOTES AND BONDS - 0.4%
CALIFORNIA - 0.4%
State of California, 8.15%, 9/1/01....      50,000         50,706
                                                      -----------
TOTAL MUNICIPAL NOTES AND BONDS
  (Cost $50,719)......................                     50,706
                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
FEDERAL FARM CREDIT BANK - 1.5%
5.80%, 6/17/05........................     100,000         96,905
5.95%, 3/5/08.........................     100,000         95,243
                                                      -----------
                                                          192,148
                                                      -----------
FEDERAL HOME LOAN BANK - 7.3%
4.57%, 10/16/00.......................     400,000        399,632
6.19%, 5/6/08.........................     300,000        290,399
5.90%, 3/26/09........................     200,000        188,491
5.82%, 3/30/09........................     100,000         93,726
                                                      -----------
                                                          972,248
                                                      -----------
FEDERAL HOME LOAN BANK-DISCOUNT NOTE -
  5.9%
6.37%, 12/13/00.......................     300,000        296,010
6.40%, 2/23/01........................     500,000        487,200
                                                      -----------
                                                          783,210
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  - 0.8%
5.13%, 2/13/04........................     106,000        101,932
                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
HOUSING AND URBAN DEVELOPMENT - 0.8%
Pohatcong Township, NJ, Series A,
  7.13%, 8/1/12.......................  $  100,000    $   100,264
                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $2,152,186)...................                  2,149,802
                                                      -----------
 CERTIFICATES OF DEPOSIT - 1.1%
Community Capital Bank, 4.57%,
  7/20/04.............................      50,000         50,000
Shorebank Pacific, 4.55%, 7/13/04.....      50,000         50,000
Vermont Development Credit, 5.20%,
  7/13/04.............................      50,000         50,000
                                                      -----------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $150,000).....................                    150,000
                                                      -----------
 INVESTMENT COMPANIES - 5.0%
SEI Daily Income Government II Fund...     264,602        264,602
Valiant U.S. Treasury Money Market
  Portfolio...........................     396,904        396,904
                                                      -----------
TOTAL INVESTMENT COMPANIES
  (Cost $661,506).....................                    661,506
                                                      -----------
TOTAL INVESTMENTS
  (Cost $12,361,081)(a) - 99.4%.......                 13,144,359
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%......         74,028
                                                      -----------
NET ASSETS - 100.0%...............................    $13,218,387
                                                      ===========

------------------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................  $1,571,881
      Unrealized depreciation........................    (788,603)
                                                       ----------
      Net unrealized appreciation....................  $  783,278
                                                       ==========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR --American Depositary Receipt
PLC --Public Limited Company

                       See notes to financial statements.

WALDEN SOCIAL BALANCED FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost $12,361,081)....         $13,144,359
Interest receivable.........................              63,992
Dividends receivable........................               5,488
Receivable from investment adviser..........               2,378
Prepaid expenses............................               3,451
                                                     -----------
    TOTAL ASSETS............................          13,219,668
LIABILITIES:
Payable to custodian........................  $910
Accrued expenses and other liabilities:
  Administration............................   325
  Other.....................................    46
                                              ----
    TOTAL LIABILITIES.......................               1,281
                                                     -----------
NET ASSETS..................................         $13,218,387
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital.....................................         $12,382,680
Accumulated net investment income...........             162,590
Accumulated net realized losses from
  investment transactions...................            (110,161)
Unrealized appreciation from investments....             783,278
                                                     -----------
NET ASSETS..................................         $13,218,387
                                                     ===========
Shares Outstanding (par value $0.001,
  unlimited number of authorized shares)....           1,237,756
                                                     ===========
Net Asset Value, Offering Price and
  Redemption Price per share................              $10.68
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest....................................            $111,689
Dividend....................................              60,560
                                                        --------
    TOTAL INVESTMENT INCOME.................             172,249

EXPENSES:
Investment adviser..........................  $49,366
Administration..............................   13,164
Custodian...................................    1,699
Transfer agency.............................    7,033
Other.......................................   13,473
                                              -------
    Total expenses before voluntary fee
      reductions and contractual
      reimbursements........................              84,735
    Voluntary fee reductions and contractual
      reimbursements........................             (18,934)
                                                        --------
    NET EXPENSES............................              65,801
                                                        --------
NET INVESTMENT INCOME.......................             106,448
                                                        --------
NET REALIZED/UNREALIZED LOSSES FROM
  INVESTMENTS:
Net realized losses from investment
  transactions..............................             (74,899)
Change in unrealized appreciation from
  investments...............................             (42,194)
                                                        --------
Net realized/unrealized losses from
  investments...............................            (117,093)
                                                        --------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS................................            $(10,645)
                                                        ========

                       See notes to financial statements.

WALDEN SOCIAL BALANCED FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      PERIOD ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)         2000(a)
                                                                -------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $   106,448       $   155,463
  Net realized losses from investment transactions..........         (74,899)          (35,262)
  Change in unrealized appreciation from investments........         (42,194)          825,472
                                                                 -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............         (10,645)          945,673
                                                                 -----------       -----------
DIVIDENDS:
  Net investment income.....................................              --          (104,154)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............              --          (104,154)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................         540,796        13,508,845
  Dividends reinvested......................................              --           104,163
  Cost of shares redeemed...................................        (429,173)       (1,337,118)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........         111,623        12,275,890
                                                                 -----------       -----------
CHANGE IN NET ASSETS........................................         100,978        13,117,409

NET ASSETS:
  Beginning of period.......................................      13,117,409                --
                                                                 -----------       -----------
  End of period (including accumulated net investment income
    of $162,590, and $56,142, respectively).................     $13,218,387       $13,117,409
                                                                 ===========       ===========
SHARE TRANSACTIONS:
  Issued....................................................          50,742         1,349,918
  Reinvested................................................              --            10,334
  Redeemed..................................................         (40,307)         (132,931)
                                                                 -----------       -----------
CHANGE IN SHARES............................................          10,435         1,227,321
                                                                 ===========       ===========

(a) Commenced operations on June 20, 1999.

                       See notes to financial statements.

WALDEN SOCIAL BALANCED FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      PERIOD ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)         2000(a)
                                                                -------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.69           $ 10.00
                                                                   -------           -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................          0.09              0.13
  Net realized and unrealized gains/(losses) from
    investments transactions................................         (0.10)             0.65
                                                                   -------           -------
  Total from investment activities..........................         (0.01)             0.78
                                                                   -------           -------
DIVIDENDS:
  Net investment income.....................................            --             (0.09)
                                                                   -------           -------
  Total dividends...........................................            --             (0.09)
                                                                   -------           -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.68           $ 10.69
                                                                   =======           =======
TOTAL RETURN(c).............................................         (0.09)%            7.83%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................       $13,218           $13,117
Ratio of expenses to average net assets(d)..................          1.00%             1.01%
Ratio of net investment income to average net assets(d).....          1.62%             1.70%
Ratio of expenses to average net assets(b)(d)...............          1.29%             1.34%
Portfolio turnover..........................................             3%               29%

(a) Commenced operations on June 20, 1999.
(b) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements.

[Walden Logo]   Walden Asset Management
                A Division of United States Trust Company of Boston

                           WALDEN SOCIAL EQUITY FUND

                             INVESTMENT PERFORMANCE
                               SEPTEMBER 30, 2000
                          FUND NET ASSET VALUE: $10.25

                                                                                           Annualized
                                              Quarter     Calendar Year    Year Ended    Since Inception
                                              to Date        to Date        9/30/00       June 20, 1999
                                              --------    -------------    ----------    ---------------
Walden Social Equity Fund*..................   -1.35%          0.49%          9.31%           2.65%
Standard & Poor's 500
  Stock Index(1)............................   -0.97%         -1.38%         13.28%           7.22%

WALDEN ASSET MANAGEMENT, A DIVISION OF UNITED STATES TRUST COMPANY OF BOSTON, ("WALDEN") SERVES AS INVESTMENT ADVISER TO THE WALDEN SOCIAL EQUITY FUND AND RECEIVES A FEE FOR ITS SERVICES.

* After all expenses at an annual rate of 1%, the Investment Adviser's expense limitation.

For more information on the Walden Social Balanced Fund and the Walden Social Equity Fund, including a prospectus that outlines fees, charges and other operating expenses, call 1 (800) 282-8782 X4050. Please read the prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WALDEN SOCIAL EQUITY FUND                                 LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

MARKET & PERFORMANCE SUMMARY

     The stock market ended the third quarter with a 1% loss as measured by the Standard & Poor's 500 Stock Index(1) and is now down 1.4% for the year. But the market was anything but stable over the last three months. The Standard & Poor's 500 Stock Index gained 5% through August and then declined by 6% in September. Volatility among market sectors was even more dramatic. During the quarter financials and utilities gained 20% and 28% respectively while technology and communications stocks declined by 11% and 17%, respectively. These aggregate results were driven by even greater individual stock volatility as many large capitalization stocks reached new highs in August, only to face drastic declines in September. In sum, even by recent standards, market swings in the third quarter of the year 2000 were extraordinary.

     Returns for the Walden Social Equity Fund have been less volatile on a month to month basis than the Standard & Poor's 500 Stock Index, advancing by 2.4% through August and declining by 3.7% in September. For the third quarter the return was -1.3% which brings the year to date return to 0.5%, about 2% ahead of the Standard and Poor's 500 Stock Index.

ECONOMIC SUMMARY & OUTLOOK

     The prevailing economic environment is about as good as we have experienced over the past 50 years. During the longest running economic expansion on record, inflation has remained low and interest rates moderate. Employment and income levels continue to rise. Moreover, the Federal Government has a budget surplus, a rarity in the last 100 years, and there is bi-partisan agreement that surpluses will continue for the next decade. Characteristically, in this campaign season, our elected officials have taken all the credit for our prosperity.

     For many years, we have noted that high labor productivity, not political initiative, deserves most of the credit for keeping inflation low. A more stable and cooperative global economic structure is the other key underpinning of low inflation. It is in this area that governments, through negotiation of trade agreements and promotion of greater political stability, have aided the process. Notwithstanding the recent unrest in the Middle East, comparative political stability in most countries over the past 5-10 years has contributed to productivity increases by allowing companies to globally source production and pursue global markets for distribution. These trends have been so powerful that even a near doubling in oil prices over the past year has failed to re-ignite inflation. Although there is some initial evidence of selective economic weakness in the United States and parts of Europe and Asia, given the lack of inventory and other financial imbalances, we do not believe we are about to enter a worldwide economic recession. In short, we expect a continuation of favorable economic conditions in the year ahead.

     "IF THE ECONOMY IS SO GOOD, WHY ISN'T THE STOCK MARKET PERFORMING BETTER?" Many clients have asked us this question in recent months. Sometimes a good simple question requires a long answer. I will outline three possible reasons. First, stock prices usually reflect current perceptions of probable FUTURE events. Accordingly, it is possible that we are too optimistic about the economy compared to the views of investors generally. That is, the disappointing market trend this year may be a harbinger of a deteriorating future economic environment we have yet to foresee.

---------------
(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WALDEN SOCIAL EQUITY FUND                                 LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

     Another, and in our view more likely, explanation involves the fact that investor emotion quite often drives stock prices well beyond reasonable valuations. We expressed just this concern at year-end 1999 with respect to the entire technology group, and the so-called dot.com stocks in particular. For these latter companies, January 2000 valuations as a whole could not be justified by even the most optimistic, plausible growth projections. As substantive real businesses failed to develop, stock prices collapsed, in some cases by as much as 90% or more. In our view, the process of unwinding the internet-related speculative excess is not over. The more established technology companies in which we have invested have fared better, but even here slower than anticipated growth has often led to disappointing stock performance.

     A third contributor to the market trend involves profit shortfalls among many mature, large companies in a broad range of industries. In most of these cases, the respective common stocks did not begin at extraordinary valuations. Examples include Du Pont (E.I.) de Nemours, Eastman Kodak Co., Proctor & Gamble Co., and XEROX CORP. These profit disappointments relate more to a combination of global competitive forces and specific industry conditions than to the overall level of economic activity. Competitive market share and pricing battles among large and small corporations occur routinely over time. We have just had more than the usual number this year, unfortunately even among some of the companies we have selected.

INVESTMENT STRATEGY

     PORTFOLIO COMPOSITION: includes economic sector and industry emphasis, company size, financial stability, geographic diversity and relative stock valuation. Collectively, these are among the most important and difficult decisions in equity portfolio management. Through the third quarter, most, though not all, of the decisions we made this year added value. Among the positives were our decisions to maintain above average exposure in the healthcare and financial sectors, and a below average holding in technology stocks. Avoiding companies with the highest valuations of earnings also aided results, particularly subsequent to the first quarter. Conversely, having only limited holdings in energy companies has been an opportunity loss given the sharp rise in oil and gas prices. Returns have also been reduced substantially by the investments we made in telecommunications service companies. Finally, concentration in large companies detracted from performance in view of the generally superior returns provided by stocks of small and mid-size corporations.

     Looking forward, we expect to retain current sector emphasis in healthcare and finance, and, unless prices continue to drop sharply, the below average holdings in technology issues. We still believe the valuation disparities among companies projected to have the highest growth rates as compared to those with more reliable but slower business growth are too wide. Relative to the market generally, we hold very few stocks with price-earnings ratios above 50, and no companies without any earnings at all. We have also added a number of fast growing, mid-size companies this year, and expect to expand these holdings in future periods.

     SECURITY SELECTION: Over the past 12 months the dispersion of returns among individual stocks has been the highest it has been in the post-war period. Because of this wide variation in stock returns, even small differences in the holdings of well diversified portfolios has often resulted in significant differences in portfolio returns. Historically this has not been the case. While some of the return variability can be explained through the differential fundamental performance of the companies, we believe that speculative behavior and investor emotion has played a larger than normal role, driving some prices up past reasonable levels and punishing the stocks of others which fail to meet expectations by the slightest amount. We feel strongly that these extremes may create plentiful opportunities for successful investments in companies with superior profitability and solid growth prospects.

SOCIAL RESEARCH & ACTION

     Mercury pollution, drilling in sensitive rainforest ecosystems, wage equity, anti-discrimination policies: these are just a sampling of the many issues Walden's social research team raised with corporations during the oft quiet summer months. We have been active on many fronts, initiating new research initiatives, company dialogues, and shareholder resolutions for the 2001 proxy season.

---------------
Portfolio holdings are in bold and subject to change.

WALDEN SOCIAL EQUITY FUND                                 LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

     We have filed a shareholder resolution requesting that CVS CORP. develop a policy to phase out the sale of mercury based thermometers. Mercury, a neurotoxin with extremely harmful effects on child and fetal brain development, is at dangerous levels in water bodies throughout our nation. Although safe alternatives to mercury thermometers are readily available, they are the major source of mercury contamination in municipal solid waste, and consequently, the subject of increasing state and local legislative initiatives to ban them. CVS Corp. was targeted after the company ignored our letters requesting information. Other portfolio companies were more responsive to our inquiries, including Walgreen Co. and Wal-Mart Stores, Inc. (a Walden/BBT Domestic Social Index Fund holding), which both announced plans to halt the sale of mercury thermometers. We expect other companies to follow suit.

     Continuing our long history promoting greater accountability on equal employment opportunity (EEO), we have also filed a resolution asking WORLDCOM, INC. to produce a comprehensive diversity report. A less than stellar performer on measures of EEO relative to other telecommunications companies, WorldCom, Inc. has a policy against public disclosure of EEO data. This is but the first of several similar campaigns we expect will evolve in the ensuing months.

     On a related issue, Walden has been researching non-discrimination policies of several portfolio companies to determine if they are explicit in prohibiting discrimination based on sexual orientation. Many confirmed that their policies are inclusive (BJ'S WHOLESALE CLUB, INC., UPS). We are urging those without comprehensive policies (AMERICAN INTERNATIONAL GROUP, CENTURY/TEL, INC., and STRYKER CORP.) to amend their non-discrimination statements and at the same time are encouraging other institutional social investors to apply pressure.

     Round Two of the genetically engineered (GE) food campaign led by the Interfaith Center on Corporate Responsibility (ICCR) is underway. Like last year, Walden has been a core participant in crafting three new versions of GE resolutions that will allow institutional investors to advocate for (1) the phase-out of GE foods, (2) consumer choice via labeling, or (3) a report on how companies could phase-out GE foods. We withdrew our shareholder resolution at ConAgra Foods, Inc., a holding in the Walden/BBT Domestic Social Index Fund, upon gaining a specific commitment and process for dialogue. A representative of the Nebraska Chapter of the Sierra Club delivered a statement prepared by Walden at ConAgra Foods, Inc.'s annual meeting last month, expressing strong concern over the financial, social and environmental risks associated with GE food. The recent discovery of modified corn approved only for animal feed in Kraft's Taco Bell taco shells was the latest spark in the GE controversy and led to a large product recall. The corn variety, Starlink, is not allowed for human consumption for fear of allergic reactions.

     Walden has embarked on a project to learn how corporate leaders think and act on issues of wage equity -- a topic receiving far too little attention in the social investment industry. We are asking several dozen companies that have strong employment policies and benefits to answer questions on: wage growth of low and mid-level wage earners, employee stake and growth in stock ownership programs, minimum wage policies and lobbying, equal wage policies and practices, and standards for international (developing economies) compensation. So far, a low response rate suggests that this topic is still taboo. Nevertheless, we will continue to press for greater participation through active follow-up with the companies. Our aim is to determine an appropriate set of questions to ask of companies generally, and to provide a benchmark standard of practice.

     A trip to the U.K. afforded Walden the opportunity to meet with representatives of several large financial institutions on how they integrate social and environmental factors with lending and investment decisions. Barclays, a recent signatory to the United Nations Environmental Programmes' Environmental Services Initiative, and HSBC Holdings, Inc. shared their experiences and, more importantly, opened the door to ongoing dialogue about their progress and challenges. HSBC Holdings, Inc. has developed unusual policies on lending to the defense industry: the bank will not fund corporate clients involved in the production of landmines, nor companies that fail to meet specific criteria governing end-purchasers of defense products. We are engaged in similar discussions with banks in other European countries and in the U.S.

---------------
Portfolio holdings are in bold and subject to change.

WALDEN SOCIAL EQUITY FUND                                 LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

     Walden continues to press for corporate accountability on other sensitive international issues. We are investigating the Ecuadorian operations of two foreign energy companies, Repsol SA (Spain) and ENI SpA (Italy), specifically on policies and practices concerning drilling in environmentally fragile rainforest ecosystems and relationships with indigenous peoples. We are also testing our ability to procure detailed information about the Burma operations of Unilever PLC (U.K) and Fujitsu Ltd. (Japan). If successful, these inquiries may provide a model for industry-focused efforts going forward.

                                      ***

     On behalf of all of us at Walden Asset Management, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7250 should you have any questions about our investment views or your account.

Sincerely,

/s/ Robert A. Lincoln
Robert Lincoln
Portfolio Manager and Senior Vice President
Walden Asset Management
A Division of United States Trust Company of Boston

---------------
Portfolio composition is subject to change.

WALDEN SOCIAL EQUITY FUND                      SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 100%

SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
BASIC MATERIALS - 2.6%
Bemis Co. ............................       6,400    $   205,600
Praxair, Inc. ........................       5,000        186,875
Sealed Air Corp.(b)...................       4,700        212,675
                                                      -----------
                                                          605,150
                                                      -----------
CAPITAL GOODS - 5.0%
Dover Corp. ..........................       6,000        281,625
Illinois Tool Works...................       6,600        368,775
Ingersoll-Rand Co. ...................       8,000        271,000
Koninklijke Philips Electronics NV,
  ADR.................................       5,820        247,350
                                                      -----------
                                                        1,168,750
                                                      -----------
COMMUNICATION SERVICES - 5.9%
Alltel Corp. .........................       5,427        283,222
AT&T Corp. ...........................       7,600        223,250
CenturyTel, Inc. .....................       6,400        174,400
SBC Communications, Inc. .............      10,185        509,249
WorldCom, Inc.(b).....................       6,450        195,919
                                                      -----------
                                                        1,386,040
                                                      -----------
CONSUMER CYCLICALS - 8.9%
BJ's Wholesale Club, Inc.(b)..........      10,000        341,250
Costco Wholesale Corp.(b).............       7,500        262,031
La-Z-Boy, Inc. .......................      15,000        218,438
Leggett & Platt, Inc. ................      20,000        316,250
McClatchy Co. ........................       7,000        246,313
Omnicom Group.........................       4,000        291,750
TJX Cos., Inc. .......................      18,000        404,999
                                                      -----------
                                                        2,081,031
                                                      -----------
CONSUMER PRODUCTS - 1.5%
Aptargroup, Inc. .....................      15,000        359,063
                                                      -----------
CONSUMER STAPLES - 7.2%
Avon Products.........................       7,000        286,125
Colgate-Palmolive Co. ................       5,000        236,000
CVS Corp. ............................       8,000        370,500
Kimberly-Clark Corp. .................       6,000        334,875
Sysco Corp. ..........................       9,700        449,231
                                                      -----------
                                                        1,676,731
                                                      -----------
ENERGY - 4.6%
BP Amoco PLC, ADR.....................      20,232      1,072,296
                                                      -----------
FINANCIAL SERVICES - 17.2%
American International Group..........       3,000        287,063
Bank of America Corp. ................      10,000        523,749
Cincinnati Financial Corp. ...........      10,000        355,000
Fannie Mae............................       5,000        357,500
Fleet Boston Financial Corp. .........       9,600        374,400
Goldman Sachs Group, Inc. ............       3,000        341,813
State Street Corp. ...................       4,000        520,000
T. Rowe Price Associates..............       8,500        398,969
Wachovia Corp. .......................       8,000        453,500
Wilmington Trust Corp. ...............       7,800        418,275
                                                      -----------
                                                        4,030,269
                                                      -----------
 COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
HEALTH CARE - 17.9%
Biomet, Inc. .........................       7,950    $   278,250
Bristol-Myers Squibb Co. .............       7,000        399,875
Cardinal Health, Inc. ................       5,037        444,200
Dentsply International, Inc. .........       8,000        279,500
Genzyme Corp.(b)......................       4,000        272,750
Johnson & Johnson.....................       5,000        469,688
Medtronic, Inc. ......................       8,000        414,500
Merck & Co., Inc. ....................       9,000        669,937
Saint Jude Medical, Inc.(b)...........       5,000        255,000
Schering-Plough Corp. ................      10,800        502,200
Stryker Corp. ........................       5,000        214,688
                                                      -----------
                                                        4,200,588
                                                      -----------
PRODUCER PRODUCTS - 5.3%
Carlisle Cos., Inc. ..................       8,000        332,000
Gentex Corporation(b).................      10,000        250,000
Tecumseh Products Co., Class A........       1,000         41,875
Tecumseh Products Co., Class B........       5,000        200,625
Teleflex, Inc. .......................      12,000        412,500
                                                      -----------
                                                        1,237,000
                                                      -----------
TECHNOLOGY - 19.6%
Affiliated Computer Services,
  Inc.(b).............................      10,000        498,749
Applied Materials, Inc.(b)............       5,000        296,563
Automatic Data Processing.............       5,000        334,375
Cisco Systems, Inc.(b)................       6,800        375,700
Hewlett-Packard Co. ..................       3,500        339,500
IBM Corp. ............................       2,100        236,250
Intel Corp. ..........................       8,000        333,000
Lucent Technologies, Inc. ............      10,800        330,075
Microsoft Corp.(b)....................       7,400        445,849
Nokia Corp., ADR......................       5,300        211,006
Oracle Corp.(b).......................       3,000        236,250
Sanmina Corp.(b)......................       2,500        234,063
Sun Microsystems, Inc.(b).............       2,000        233,500
Telefonaktiebolaget LM Ericsson,
  ADR.................................      11,800        174,788
Texas Instruments, Inc. ..............       4,000        188,750
Xerox Corp. ..........................      10,000        150,625
                                                      -----------
                                                        4,619,043
                                                      -----------
TRANSPORTATION - 2.7%
AMR Corp.(b)..........................       5,000        163,438
FedEx Corp.(b)........................       4,000        177,360
United Parcel Service, Inc. ..........       5,000        281,875
                                                      -----------
                                                          622,673
                                                      -----------

                                   Continued

WALDEN SOCIAL EQUITY FUND                      SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
UTILITIES - 1.6%
El Paso Energy Corp. .................       6,000    $   369,750
                                                      -----------
TOTAL COMMON STOCKS (Cost $23,845,719)............     23,428,384
                                                      -----------
TOTAL INVESTMENTS
  (Cost $23,845,719)(a) - 100.0%..................     23,428,384
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%......
                                                           (3,556)
                                                      -----------
NET ASSETS - 100.0%...............................    $23,424,828
                                                      ===========

------------------

(a) Cost differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation........................  $2,614,742
      Unrealized depreciation........................  (3,032,077)
                                                       ----------
      Net unrealized depreciation....................  $ (417,335)
                                                       ==========

(b) Represents non-income producing security.

ADR -- American Depositary Receipt
NV  -- Naamloze Vennootschaa (Dutch Corp.)

PLC -- Public Limited Company

                       See notes to financial statements.

WALDEN SOCIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $23,845,719)...........................            $23,428,384
Dividends receivable.....................                 22,122
Receivable from investment adviser.......                    660
Prepaid expenses.........................                  3,611
                                                     -----------
    TOTAL ASSETS.........................             23,454,777

LIABILITIES:
Payable to custodian.....................  $21,873
Accrued expenses and other liabilities:
  Investment adviser.....................    2,887
  Administration.........................      578
  Other..................................    4,611
                                           -------
    TOTAL LIABILITIES....................                 29,949
                                                     -----------
NET ASSETS...............................            $23,424,828
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $22,836,101
Accumulated net investment income........                 76,237
Accumulated net realized gains from
  investment transactions................                929,825
Unrealized depreciation from
  investments............................               (417,335)
                                                     -----------
NET ASSETS...............................            $23,424,828
                                                     ===========
Shares Outstanding (par value $0.001,
  unlimited number of authorized
  shares)................................              2,286,106
                                                     ===========
Net Asset Value, Offering Price and
  Redemption Price per share.............                 $10.25
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Dividend..................................             $  161,674
                                                       ----------
    TOTAL INVESTMENT INCOME...............                161,674
EXPENSES:
Investment adviser........................  $ 92,772
Administration............................    24,739
Custodian.................................     3,490
Transfer agency...........................     6,111
Other.....................................    18,248
                                            --------
    Total expenses before voluntary fee
      reductions and contractual
      reimbursements......................                145,360
    Voluntary fee reductions and
      contractual reimbursements..........                (21,359)
                                                       ----------
    NET EXPENSES..........................                124,001
                                                       ----------
NET INVESTMENT INCOME.....................             $   37,673
                                                       ==========
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized gains from investment
  transactions............................              1,195,491
Change in unrealized depreciation from
  investments.............................             (2,046,733)
                                                       ----------
Net realized/unrealized losses from
  investments.............................               (851,242)
                                                       ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................             $ (813,569)
                                                       ==========

                       See notes to financial statements.

WALDEN SOCIAL EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      PERIOD ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)         2000(a)
                                                                -------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $    37,673       $    51,274
  Net realized gains from investment transactions...........       1,195,491           (73,155)
  Change in unrealized depreciation from investments........      (2,046,733)        1,629,398
                                                                 -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............        (813,569)        1,607,517
                                                                 -----------       -----------
DIVIDENDS:
  Net investment income.....................................              --           (16,563)
  Net realized gains from investment transactions...........              --          (192,511)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............              --          (209,074)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................         859,120        25,660,663
  Dividends reinvested......................................              --           209,068
  Cost of shares redeemed...................................      (1,684,356)       (2,204,541)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........        (825,236)       23,665,190
                                                                 -----------       -----------
CHANGE IN NET ASSETS........................................      (1,638,805)       25,063,633
NET ASSETS:
  Beginning of period.......................................      25,063,633                --
                                                                 -----------       -----------
  End of period (including accumulated net investment income
    of $76,237, and $38,564, respectively)..................     $23,424,828       $25,063,633
                                                                 ===========       ===========
SHARE TRANSACTIONS:
  Issued....................................................          81,987         2,564,962
  Reinvested................................................              --            20,886
  Redeemed..................................................        (160,548)         (221,181)
                                                                 -----------       -----------
CHANGE IN SHARES............................................         (78,561)        2,364,667
                                                                 ===========       ===========

(a) Commenced operations on June 20, 1999.

                       See notes to financial statements.

WALDEN SOCIAL EQUITY FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      PERIOD ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)         2000(a)
                                                                -------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.60           $ 10.00
                                                                   -------           -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................          0.02              0.02
  Net realized and unrealized gains from investments
    transactions............................................         (0.37)             0.67
                                                                   -------           -------
  Total from investment activities..........................         (0.35)             0.69
                                                                   -------           -------
DIVIDENDS:
  Net investment income.....................................            --             (0.01)
  In excess of net investment income........................            --             (0.08)
                                                                   -------           -------
  Total dividends...........................................            --             (0.09)
                                                                   -------           -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.25           $ 10.60
                                                                   =======           =======
TOTAL RETURN(c).............................................         (3.30)%           6.94%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................       $23,425           $25,064
Ratio of expenses to average net assets(d)..................         1.00%             1.00%
Ratio of net investment income to average net assets(d).....         0.30%             0.28%
Ratio of expenses to average net assets(b)(d)...............         1.18%             1.18%
Portfolio turnover..........................................           25%               29%

(a) Commenced operations on June 20, 1999.
(b) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

1.  ORGANIZATION:

        The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds").

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITY VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income and net realized gains, if any, are declared and distributed at least annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax certain undistributed income and net realized gains of registered investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. For the six months ended September 30, 2000 no reclassifications were made.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

                                   Continued

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

        United States Trust Company of Boston, (the "Investment Adviser"), acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Group as Administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are also officers of the Administrator. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

    DISTRIBUTION:

        BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves the Group as the Funds' distribution agent. For the six months ended September 30, 2000, no payments were made under the Distribution Agreement.

    CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

        The Investment Adviser, a Massachusetts-chartered banking and trust company, also acts as the Funds' custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million. This fee is computed daily and paid monthly based on the average daily net assets. The Investment Adviser also receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio received an annual fee accrued daily and paid monthly.

    FEE REDUCTIONS AND REIMBURSEMENTS:

        The Investment Adviser has agreed to reimburse the Funds for certain expenses. Pursuant to its agreement, for the period ended September 30, 2000, the Investment Adviser reimbursed the Walden Social Balanced Fund and the Walden Social Equity Fund $15,643 and $15,174, respectively.

        The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations.

        BISYS Ohio has agreed to reduce its Administration fees. For the six months ended September 30, 2000, BISYS Ohio voluntarily reduced $3,291 and $6,185 in fees for the Walden Social Balanced Fund and the Walden Social Equity Fund, respectively.

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2000, totaled:

                                                                    PURCHASES       SALES
                                                                    ----------    ----------
      Walden Social Balanced Fund.................................  $  340,658    $  994,639
      Walden Social Equity Fund...................................   5,960,342     6,171,872

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Investment Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                                 Administrator

                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -
                                  Distributor

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                                    Dechert
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

11/00